United States
Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2005 (July 11, 2005)

Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation or organization)	001-32417 (Commission File Number)	20-1869228 (I.R.S. Employer Identification No.)

530 Oak Court Drive, Suite 300, Memphis, Tennessee		38117
(Address of Principal Executive Offices)		(Zip Code)

(901) 259-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 PRESS RELEASE DATED JULY 11, 2005

Item  7.01.  Regulation FD Disclosure.

     On July 11, 2005, the Board of Directors of Education Realty Trust, Inc. (the “Company”) declared a quarterly dividend of $0.30 per share of the Company’s $0.01 par value per share common stock for the quarter beginning on April 1, 2005 and ending on June 30, 2005. The dividend is payable on August 8, 2005 to stockholders of record as of the close of business on July 18, 2005. The Company filed a press release announcing the declaration of the dividend, which is attached hereto as Exhibit 99.1.

     The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) nor shall it be incorporated into future filings under the Securities Act of 1933, as amended, or under the Exchange Act, unless expressly set forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item  9.01.  Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated July 11, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Education Realty Trust, Inc.
By:	/s/ Paul O. Bower
Paul O. Bower
Chairman, Chief Executive Officer and President

Dated: July 11, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated July 11, 2005.